                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder High Income Plus Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds' objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the fund's risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B, C, Investment, Institutional and Premier

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class, Institutional Class and Premier Class shares are not subject to sales charges.

For the period from November 1, 2004 to January 31, 2005, shareholders redeeming Investment Class and Institutional Class shares held less than 180 days will have a lower total return due to the effect of the 2% short-term redemption fees. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 60 days on all Fund shares will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of the Scudder High Income Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder High Income Plus Fund	1-Year	3-Year	5-Year	Life of Fund(a)
Class A	5.62%	15.17%	8.13%	6.42%
Class B	4.80%	14.29%	7.30%	5.61%
Class C	4.79%	14.27%	7.28%	5.58%
CS First Boston High Yield Index+	3.54%	15.42%	9.05%	5.53%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Average Annual Total Returns as of 10/31/05
Scudder High Income Plus Fund	1-Year	3-Year	5-Year	Life of Class(b)	Life of Fund(a)	Life of Class(c)
Investment Class	5.69%	15.32%	8.29%	8.36%	—	—
Institutional Class	5.88%	15.59%	8.54%	—	6.85%	—
Premier Class	5.95%	15.66%	8.65%	—	—	8.65%
CS First Boston High Yield Index+	3.54%	15.42%	9.05%	6.70%	5.53%	9.05%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

a Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005 are derived from the historical performance of the Institutional Class shares. The Institutional Class commenced operations on March 16, 1998. Index returns begin March 31, 1998.

b Investment Class commenced operations on September 15, 1998. Index returns begin September 30, 1998.

c Premier Class commenced operations on October 31, 2000. Index returns begin October 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class	Premier Class
Net Asset Value: 10/31/05	$ 7.58	$ 7.58	$ 7.58	$ 7.58	$ 7.58	$ 7.57
5/13/05 (commencement of operations for Class A, B and C shares)	$ 7.46	$ 7.46	$ 7.46	$ —	$ —	$ —
10/31/04	$ —	$ —	$ —	$ 7.76	$ 7.75	$ 7.74
Distribution Information: Twelve Months (for the Period 5/13/05 through 10/31/05 for Classes A, B and C): Income Dividends as of 10/31/05	$ .27	$ .24	$ .24	$ .59	$ .60	$ .61
Capital Gains Distribution as of 10/31/05	$ —	$ —	$ —	$ .01	$ .01	$ .01
October Income Dividend	$ .0494	$ .0443	$ .0443	$ .0501	$ .0516	$ .0519
SEC 30-day Yield++ as of 10/31/05	7.41%	7.00%	7.00%	7.86%	8.09%	8.51%
Current Annualized Distribution Rate++ as of 10/31/05	7.67%	6.88%	6.88%	7.78%	8.02%	8.07%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 7.24%, 6.82%, 6.82%, 7.68%, 7.92% and 7.88% for Class A, B, C, Investment Class, Institutional Class and Premier Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 7.50%, 6.70%, 6.70%, 7.60%, 7.85% and 7.44%, for Class A, B, C, Investment Class, Institutional Class and Premier Class respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Institutional Class Lipper Rankings — High Current Yield Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	29	of	426	7
3-Year	82	of	363	23
5-Year	34	of	300	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] Scudder High Income Plus Fund — Institutional Class [] CS First Boston High Yield Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund(a)
Institutional Class	Growth of $1,000,000	$1,058,800	$1,544,300	$1,506,700	$1,657,400
	Average annual total return	5.88%	15.59%	8.54%	6.85%
CS First Boston High Yield Index+	Growth of $1,000,000	$1,035,400	$1,537,500	$1,542,200	$1,504,400
	Average annual total return	3.54%	15.42%	9.05%	5.53%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

a The Fund commenced operations on March 16, 1998. Index returns begin March 31, 1998.

Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class(b)
Investment Class	Growth of $10,000	$10,569	$15,338	$14,890	$17,722
	Average annual total return	5.69%	15.32%	8.29%	8.36%
CS First Boston High Yield Index+	Growth of $10,000	$10,354	$15,375	$15,422	$15,829
	Average annual total return	3.54%	15.42%	9.05%	6.70%

The growth of $10,000 is cumulative.

b Investment Class commenced operations on September 15, 1998. Index returns begin September 30, 1998.

Comparative Results as of 10/31/05
Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class(c)
Premier Class	Growth of $5,000,000	$5,297,500	$7,737,000	$7,570,500	$7,570,500
	Average annual total return	5.95%	15.66%	8.65%	8.65%
CS First Boston High Yield Index+	Growth of $5,000,000	$5,177,000	$7,687,500	$7,711,000	$7,711,000
	Average annual total return	3.54%	15.42%	9.05%	9.05%

The growth of $5,000,000 is cumulative.

The minimum initial investment for Premier Class shares is $5,000,000.

+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

c Premier Class commenced operations on October 31, 2000. Index returns begin October 31, 2000.

Growth of an Assumed $10,000 Investment
[] Scudder High Income Plus Fund — Class A [] CS First Boston High Yield Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund(a)
Class A	Growth of $10,000	$10,086	$14,588	$14,114	$15,352
	Average annual total return	.86%	13.41%	7.13%	5.78%
Class B	Growth of $10,000	$10,187	$14,729	$14,133	$15,163
	Average annual total return	1.87%	13.78%	7.16%	5.61%
Class C	Growth of $10,000	$10,479	$14,921	$14,212	$15,141
	Average annual total return	4.79%	14.27%	7.28%	5.58%
CS First Boston High Yield Index+	Growth of $10,000	$10,354	$15,375	$15,422	$15,044
	Average annual total return	3.54%	15.42%	9.05%	5.53%

The growth of $10,000 is cumulative.

+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

a Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005 are derived from the historical performance of the Institutional Class shares. The Institutional Class commenced operations on March 16, 1998. Index returns begin March 31, 1998.

Classes AARP and S

Class AARP has been created especially for the members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 60 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP and S shares prior to its inception on May 16, 2005 are derived from the historical performance of Institutional Class shares of the Scudder High Income Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/05
Scudder High Income Plus Fund	1-Year	3-Year	5-Year	Life of Fund(a)
Class S	5.91%	15.48%	8.42%	6.71%
Class AARP	5.77%	15.43%	8.39%	6.69%
CS First Boston High Yield Index+	3.54%	15.42%	9.05%	5.53%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

a Returns shown for Class S and AARP shares for the periods prior to their inception on May 16, 2005 are derived from the historical performance of the Institutional Class shares. The Institutional Class commenced operations on March 16, 1998. Index returns begin March 31, 1998.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/05	$ 7.57	$ 7.58
5/13/05 (commencement of operations for Class AARP and S shares)	$ 7.46	$ 7.46
Distribution Information: For the Period 5/13/05 through 10/31/05: Income Dividends as of 10/31/05	$ .28	$ .28
October Income Dividend	$ .0512	$ .0512
SEC 30-day Yield++ as of 10/31/05	8.06%	8.05%
Current Annualized Distribution Rate++ as of 10/31/05	7.96%	7.95%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 7.88% and 7.87% for Class AARP and S, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 7.78% and 7.77% for Class AARP and S respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Growth of an Assumed $10,000 Investment
[] Scudder High Income Plus Fund — Class S [] CS First Boston High Yield Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Income Fund		1-Year	3-Year	5-Year	Life of Fund(a)
Class S	Growth of $10,000	$10,591	$15,401	$14,980	$16,413
	Average annual total return	5.91%	15.48%	8.42%	6.71%
Class AARP	Growth of $10,000	$10,577	$15,380	$14,961	$16,391
	Average annual total return	5.77%	15.43%	8.39%	6.69%
CS First Boston High Yield Index+	Growth of $10,000	$10,354	$15,375	$15,422	$15,044
	Average annual total return	3.54%	15.42%	9.05%	5.53%

The growth of $10,000 is cumulative.

+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

a Returns shown for Class S and AARP shares for the periods prior to their inception on May 16, 2005 are derived from the historical performance of the Institutional Class shares. The Institutional Class commenced operations on March 16, 1998. Index returns begin March 31, 1998.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,052.30	$ 1,048.30	$ 1,048.30	$ 1,052.10
Expenses Paid per $1,000*	$ 4.42	$ 8.01	$ 8.01	$ 4.24
	Class AARP	Class S	Institutional Class	Premier Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,052.10	$ 1,053.40	$ 1,047.30	$ 1,047.60
Expenses Paid per $1,000*	$ 3.14	$ 3.14	$ 3.10	$ 2.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,018.84	$ 1,015.33	$ 1,015.33	$ 1,021.07
Expenses Paid per $1,000*	$ 4.35	$ 7.88	$ 7.88	$ 4.18
	Class AARP	Class S	Institutional Class	Premier Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,020.09	$ 1,020.09	$ 1,022.18	$ 1,022.74
Expenses Paid per $1,000*	$ 3.09	$ 3.09	$ 3.06	$ 2.50

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365. For Class A, B, C, AARP and S shares the average account value over the period was multiplied by the number of days since commencement (May 16, 2005), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
Scudder High Income Plus Fund	.93%	1.69%	1.69%	.82%
	Class AARP	Class S	Institutional Class	Premier Class
Scudder High Income Plus Fund	.66%	.66%	.60%	.49%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder High Income Plus Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Plus Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

Joined Deutsche Asset Management and the fund in March 1998.

Prior to that, investment analyst, Phoenix Investment Partners from 1997 to 1998. Prior to that, credit officer, asset-based lending group at Fleet Bank from 1995 to 1997.

BA, University of Vermont.

In the following interview, Portfolio Manager Andrew Cestone discusses the Scudder High Income Plus Fund's strategy and the market environment during the 12-month period ended October 31, 2005.

Q:  How did the high-yield bond market perform during the period?

A:  High-yield bonds provided a positive absolute return during the past 12 months, returning 3.54% as measured by the CS First Boston High Yield Index. High yield bonds strongly outperformed the 1.13% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

1 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The unmanaged Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one-year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Despite concerns about rising interest rates, higher commodity prices, geopolitical risks and the impact of natural disasters such as Hurricanes Katrina and Rita, the market outperformed as its solid fundamental underpinnings remained in place. Heightened uncertainties over weaker economic data and the possible downgrades of General Motors (GM) and Ford also contributed to inter-period market volatility. However, after it was announced that GM and Ford were indeed downgraded to non-investment grade by Moody's and Standard & Poor's (ending the speculation), and revised economic numbers eased concerns about an economic slowdown, a large majority of these heightened uncertainties dissipated. This served as a catalyst for the market to return to its focus on fundamentals, thus resulting in spread tightening; i.e., outperformance versus Treasuries. At the close of the period, the high-yield spread stood at 393 basis points (3.93 percentage points), versus 408 basis points 12 months ago.2

Helped by strength in the US economy and low interest rates, high-yield companies generally maintained sound financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. Probably the best indication of solid fundamentals in the high-yield market was the continuation of low defaults. At the end of October 2005, Moody's 12-month rolling default rate stood at 1.91% compared with 2.48% at the end of October 2004.3 In addition to low defaults, recovery rates remained strong.4 Lastly, the ratio of rating upgrades to downgrades remained stable — another indication of the market's solid fundamentals.5

2 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the CS First Boston High Yield Index from January 31, 1986 to October 31, 2005. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

3 Source: Moody's Investors Service.

4 The recovery rate is the amount investors recover when a bond defaults.

5 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

Q:  How did the fund perform?

A:  The fund's Institutional Class shares returned 5.88%, outperforming both the 3.54% return of the benchmark and the 3.25% median return of the 426 funds in its Lipper peer group, High Current Yield Funds. The fund ranked in the 7th percentile of its Lipper peer group for the 12-month period ended October 31, 2005. The fund also remained in the top quartile of the peer group for the three- and five-year periods ended October 31, 2005, ranking in the 23th, and 12th percentiles, respectively.6 (Past performance is no guarantee of future results. Please see pages 3 through 11 for complete performance information.)

6 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. The fund ranked 29, 82, and 34, for the one-, three- and five-year periods as of October 31, 2005. There were 426, 363 and 300 funds, respectively, in Lipper's High Current Yield Funds category. Rankings are historical and do not guarantee future results. Rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Institutional Class shares; other share classes may vary. Source: Lipper Inc. as of October 31, 2005.

Q:  How did individual security selection affect performance?

A:  Securities that helped relative performance included the fund's overweight positioning in General Motors Acceptance Corp. (GMAC) and underweight position in General Motors Corp. (GM), as well as our overweight positions in Qwest Corp., Oxford Automotive, Inc., Dobson Communications Corp. and Grupa Transportacion Ferroviaria Mexicana SA de CV (TFM). An overweight in emerging market bonds, such as OAO Gazprom, also helped results, as did underweights in Collins & Aikman Floor Cover and Adelphia (relative to the benchmark). (As of October 31, 2005, the position in Adelphia was sold.)

We continued to believe GMAC bonds offered better risk-adjusted relative value than GM bonds, and we therefore concentrated the portfolio's position in GMAC. This proved beneficial to performance, as GM's October announcement of its intention to sell a majority stake in GMAC caused GMAC's bonds to rally. One of the fund's larger positions over the past year was in the bonds of Qwest, a US telecommunications company that we correctly anticipated would receive an upgrade to its credit rating. A position in Oxford Automotive, an auto parts supplier which is in bankruptcy, helped returns as the bonds increased in value on favorable restructuring terms. We exited the majority of the position during the last quarter of the fiscal year, as in our opinion the bonds had reached their intrinsic value. An overweight position in Dobson Communications benefited returns after the company reported better-than-expected and improved results, as we anticipated. TFM, a Mexican railroad company, added to return on the news that Kansas City Southern, a US railroad company, purchased additional equity of TFM. As a result of the purchase, TFM is now wholly owned by Kansas City Southern, as we believed it ultimately would be. The company also has benefited from strong demand for transportation services. In the first half of the year, we sold the fund's entire position in Collins and Aikman Products, an auto parts manufacturer. Our decision to exit this position, well ahead of the company's announcement that it was filing for bankruptcy protection, was a positive contributor to return. The Russian oil and gas company Gazprom, helped fund returns as the company's bond prices edged higher on continued strength in commodity prices.

Q:  What were some individual holdings that hurt performance?

A:  The fund's overweight positions in Tembec Industries Inc., Associated Materials Inc., Dayton Superior Corp. and TriMas Corp. detracted from relative performance. In addition, the fund did not own Mirant, a defaulted utility company whose bonds performed very well, and this dampened returns relative to the benchmark.

The bonds of Tembec, a forest products paper company, traded lower as cost pressures caused earnings to fall short of prior guidance. Additionally, the company's bonds traded further down in price as seasonal working capital investment reduced the company's liquidity and contributed to negative press speculating about the potential for a future bankruptcy. The building materials supply company Associated Materials instituted price increases for its products, but this was not enough to offset the negative impact of higher commodity prices on the company's raw material costs. These higher raw material costs hurt the company's profit margins, and its bonds traded down in price as a result. Dayton Superior, a building materials company, announced disappointing financial results during the year. This announcement caused the company's bonds to drift lower in price. We continue to hold the bonds on our belief that they offer value as Dayton Superior should ultimately benefit from growth and a recovery in demand in the commercial construction market. TriMas is a manufacturer of trailer and towing products. The company's bond prices decreased as the company took guidance down as a result of weakness in the trailer accessory market due, in part, to higher oil prices.

Q:  Outside of individual security selection, what factors helped and hurt performance?

A:  Middle-tier (split BB/B/split B) securities were the best-performing credit quality segment for the period, returning 4.46%, followed by upper-tier securities (split BBB/BB) and lower-quality securities (CCC/split CCC/default), which returned 2.44% and 1.83%, respectively. The fund's overweight position in middle-tier securities, and corresponding underweight in upper tier-securities, helped relative returns versus the benchmark. Toward the end of the period, we decreased the portfolio's underweight in higher-quality securities in an effort to become more defensive.

In addition, the fund held a shorter duration — i.e., a lower sensitivity to interest rates — than its benchmark throughout the year as a result of our finding better value in shorter-duration, more defensive securities. Being shorter duration than the benchmark helped to mitigate the interest rate volatility that characterized the market environment during the period.

Q:  What is your view on the current state of the high-yield market?

A:  The robust economy continued to translate into sound fundamentals for the high-yield market. Still, the low default environment the high-yield market currently enjoys will not last forever, and this means that good security selection is paramount at this point in the cycle. Given that, we are particularly focused on seeking to limit downside risk while looking for investments that offer attractive yields and some opportunity for lower-risk capital appreciation. This is consistent with our long-term focus on seeking credits whose fundamentals are improving, that we believe will benefit from positive credit events, or that are trading at what we believe are undervalued levels.

We remain focused on adding value by doing fundamental research rather than making broad predictions about sector performance or interest rates. Additionally, we believe the fund's current positioning, shorter duration than the benchmark, should help mitigate the negative effects of a spike in interest rates or a pick-up in volatility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	10/31/05	10/31/04
Corporate Bonds	80%	71%
Foreign Bonds — US$ Denominated	15%	19%
Cash Equivalents	2%	5%
Foreign Bonds — Non US$ Denominated	1%	3%
Convertible Bond	1%	1%
US Treasury Obligations	1%	—
Preferred Stocks	—	1%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/05	10/31/04
Consumer Discretionary	24%	24%
Industrials	15%	14%
Materials	14%	16%
Financials	14%	9%
Telecommunication Services	9%	13%
Energy	9%	8%
Utilities	7%	5%
Information Technology	3%	1%
Consumer Staples	2%	5%
Health Care	2%	3%
Sovereign Bonds	1%	2%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/05	10/31/04
A*	4%	3%
BBB	4%	2%
BB	30%	27%
B	48%	50%
CCC	14%	15%
CC	—	3%
	100%	100%

* Includes cash equivalents

Effective Maturity	10/31/05	10/31/04
Under 1 year	6%	7%
1 < 5 years	52%	42%
5 < 10 years	31%	41%
10 < 15 years	2%	2%
15 years or greater	9%	8%
	100%	100%

Weighted average effective maturity: 6.06 years and 6.17 years, respectively.

Asset allocation, corporate and foreign bond diversification, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see pages 23-33. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 77.5%
Consumer Discretionary 19.1%
155 East Tropicana LLC, 8.75%, 4/1/2012	870,000	833,025
Adesa, Inc., 7.625%, 6/15/2012	301,000	302,505
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	1,728,000	1,494,720
Amscan Holdings, Inc., 8.75%, 5/1/2014	210,000	168,000
AutoNation, Inc., 9.0%, 8/1/2008	865,000	934,200
Aztar Corp., 7.875%, 6/15/2014	2,059,000	2,120,770
Cablevision Systems Corp. New York Group, Series B, 8.716%**, 4/1/2009	539,000	551,128
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	500,000	537,500
9.375%, 2/15/2007	550,000	573,375
Charter Communications Holdings LLC:
9.625%, 11/15/2009	190,000	156,750
10.25%, 9/15/2010	3,316,000	3,324,290
144A, 11.0%, 10/1/2015 (b)	2,463,000	2,229,015
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	1,487,000	1,115,250
CSC Holdings, Inc.:
7.25%, 7/15/2008	500,000	505,000
7.875%, 12/15/2007	1,655,000	1,696,375
Dex Media East LLC/Financial, 12.125%, 11/15/2012	4,738,000	5,531,615
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	1,269,000	1,075,477
EchoStar DBS Corp., 6.625%, 10/1/2014	493,000	478,210
Foot Locker, Inc., 8.5%, 1/15/2022	850,000	919,062
Ford Motor Co., 7.45%, 7/16/2031 (b)	705,000	518,175
General Motors Corp., 8.25%, 7/15/2023	246,000	181,425
Goodyear Tire & Rubber Co.:
144A, 9.0%, 7/1/2015	50,000	48,250
144A, Series AI, 12.75%, 3/1/2011	50,000	55,250
GSC Holdings Corp., 144A, 8.0%, 10/1/2012	530,000	515,425
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	590,000	472,738
ITT Corp., 7.375%, 11/15/2015	530,000	561,800
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	3,290,000	3,487,400
Levi Strauss & Co.:
8.804%**, 4/1/2012	760,000	754,300
12.25%, 12/15/2012	485,000	532,288
Liberty Media Corp.:
5.7%, 5/15/2013	45,000	40,595
7.875%, 7/15/2009	45,000	47,079
8.5%, 7/15/2029	120,000	114,415
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	360,000	383,400
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	620,000	570,400
Mediacom LLC, 9.5%, 1/15/2013	307,000	300,093
MGM MIRAGE:
8.375%, 2/1/2011	1,805,000	1,908,787
9.75%, 6/1/2007	960,000	1,008,000
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	445,000	468,363
NCL Corp., 144A, 11.625%, 7/15/2014	925,000	950,437
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,845,000	1,291,500
Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009	519,000	507,323
10.75%, 7/15/2008	408,000	398,820
Petro Stopping Centers, 9.0%, 2/15/2012	1,611,000	1,574,752
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	1,844,000	1,887,795
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	1,405,000	1,236,400
PRIMEDIA, Inc.:
8.875%, 5/15/2011	651,000	634,725
9.165%**, 5/15/2010	1,788,000	1,792,470
Renaissance Media Group LLC, 10.0%, 4/15/2008	922,000	910,475
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	1,839,000	2,048,186
Schuler Homes, Inc., 10.5%, 7/15/2011	1,939,000	2,094,120
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014 (b)	2,541,000	1,245,090
7.875%, 1/15/2014	195,000	172,088
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	842,000	865,155
8.75%, 12/15/2011	2,895,000	3,039,750
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013 (b)	2,030,000	1,920,887
Toys "R" Us, Inc., 7.375%, 10/15/2018	858,000	609,180
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	3,460,000	3,351,875
TRW Automotive, Inc.:
11.0%, 2/15/2013	2,467,000	2,756,872
11.75%, 2/15/2013 EUR	359,000	499,083
United Auto Group, Inc., 9.625%, 3/15/2012	1,550,000	1,610,062
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	452,000	473,470
Williams Scotsman, Inc., 144A, 8.5%, 10/1/2015	750,000	761,250
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	2,398,104	2,506,019
Young Broadcasting, Inc.:
8.75%, 1/15/2014	1,922,000	1,700,970
10.0%, 3/1/2011	395,000	367,350
		73,720,554
Consumer Staples 2.3%
Agrilink Foods, Inc., 11.875%, 11/1/2008	369,000	377,302
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	1,215,000	1,020,600
144A, 12.75%, 11/15/2012	340,000	272,000
Del Laboratories, Inc.:
8.0%, 2/1/2012	630,000	472,500
144A, 9.23%**, 11/1/2011	660,000	658,350
GNC Corp., 8.5%, 12/1/2010	170,000	142,375
North Atlantic Trading Co., 9.25%, 3/1/2012	3,035,000	2,245,900
Swift & Co.:
10.125%, 10/1/2009	1,325,000	1,397,875
12.5%, 1/1/2010	530,000	563,125
Viskase Co., Inc., 11.5%, 6/15/2011	1,520,000	1,634,000
		8,784,027
Energy 5.8%
Belden & Blake Corp., 8.75%, 7/15/2012	1,789,000	1,842,670
Chesapeake Energy Corp.:
144A, 6.5%, 8/15/2017	710,000	702,900
6.875%, 1/15/2016	864,000	874,800
CITGO Petroleum Corp., 6.0%, 10/15/2011	1,526,000	1,602,300
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	390,000	373,425
7.125%, 5/15/2018	670,000	589,600
7.625%, 10/15/2026	409,000	359,920
8.75%, 2/15/2012	185,000	195,638
144A, 9.875%, 7/15/2010	2,669,000	2,869,175
El Paso Production Holding Corp., 7.75%, 6/1/2013	995,000	1,024,850
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,639,000	1,632,854
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	1,750,000	1,522,500
Pogo Producing Co., 144A, 6.875%, 10/1/2017	295,000	292,050
Sonat, Inc., 7.0%, 2/1/2018	210,000	197,925
Southern Natural Gas, 8.875%, 3/15/2010	1,433,000	1,537,934
Stone Energy Corp.:
6.75%, 12/15/2014	746,000	708,700
8.25%, 12/15/2011	1,839,000	1,912,560
Williams Companies, Inc.:
8.125%, 3/15/2012	3,105,000	3,353,400
8.75%, 3/15/2032	827,000	954,151
		22,547,352
Financials 11.4%
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	1,459,000	1,130,725
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	185,000	191,938
11.0%, 7/31/2010	525,000	581,438
12.0%, 7/31/2009	669,000	732,555
Alliance Mortgage Cycle Loan, 12.25%, 6/4/2010	491,667	491,667
AmeriCredit Corp., 9.25%, 5/1/2009	3,310,000	3,434,125
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	515,000	481,525
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	433,000	249,746
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013	1,180,000	1,162,300
8.0%, 6/15/2011	927,000	940,905
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	2,037,287	0
Ford Motor Credit Co.:
6.5%, 1/25/2007	165,000	163,042
7.25%, 10/25/2011	4,500,000	4,193,941
7.375%, 10/28/2009	4,000,000	3,816,700
General Motors Acceptance Corp.:
4.67%**, 3/20/2007	1,535,000	1,509,513
6.875%, 9/15/2011	970,000	940,530
8.0%, 11/1/2031	11,110,000	11,469,309
H&E Equipment/Finance, 11.125%, 6/15/2012	1,385,000	1,533,887
Poster Financial Group, Inc., 8.75%, 12/1/2011	1,595,000	1,626,900
PXRE Capital Trust I, 8.85%, 2/1/2027	997,000	977,060
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	1,457,000	1,631,840
Radnor Holdings Corp., 11.0%, 3/15/2010 (b)	1,355,000	1,056,900
Rafaella Apparel Group, Inc., 144A, 11.25%, 6/15/2011	325,000	308,750
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	1,360,000	1,115,200
Triad Acquisition, 144A, 11.125%, 5/1/2013	670,000	673,350
UGS Corp., 10.0%, 6/1/2012	1,307,000	1,427,897
Universal City Development, 11.75%, 4/1/2010	2,165,000	2,427,506
		44,269,249
Health Care 1.6%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	170,000	176,800
Eszopiclone Royalty Subordinated LLC, 12.0%, 3/15/2014	655,000	655,000
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (b)	2,566,000	2,508,265
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	360,000	342,900
Series B, 9.875%, 11/1/2011 (b)	507,000	381,518
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	2,397,000	2,271,157
		6,335,640
Industrials 11.4%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	2,335,000	2,434,237
Allied Security Escrow Corp., 11.375%, 7/15/2011	1,300,000	1,240,626
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	2,016,000	1,879,920
Series B, 9.25%, 9/1/2012	1,783,000	1,921,807
American Color Graphics, 10.0%, 6/15/2010	1,385,000	917,563
Avondale Mills, Inc., 144A, 11.065%**, 7/1/2012	695,000	681,100
Bear Creek Corp., 144A, 8.87%**, 3/1/2012	360,000	363,600
Beazer Homes USA, Inc.:
144A, 6.875%, 7/15/2015	100,000	91,750
8.375%, 4/15/2012	1,020,000	1,041,675
8.625%, 5/15/2011	1,135,000	1,169,050
Browning-Ferris Industries:
7.4%, 9/15/2035	1,662,000	1,445,940
9.25%, 5/1/2021	488,000	491,050
Case New Holland, Inc., 9.25%, 8/1/2011	1,635,000	1,720,837
Cenveo Corp., 7.875%, 12/1/2013	1,187,000	1,097,975
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,372,000	1,282,820
Columbus McKinnon Corp., 10.0%, 8/1/2010	853,000	938,300
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	405,000	372,600
144A, 10.5%, 7/1/2013	1,145,000	1,041,950
Congoleum Corp., 8.625%, 8/1/2008*	823,000	839,460
Cornell Companies, Inc., 10.75%, 7/1/2012	844,000	858,770
Dana Corp., 7.0%, 3/1/2029	1,511,000	1,118,140
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	2,387,000	2,539,171
K. Hovnanian Enterprises, Inc.:
144A, 6.25%, 1/15/2016	1,095,000	977,017
8.875%, 4/1/2012	1,660,000	1,726,400
Kansas City Southern, 9.5%, 10/1/2008	2,589,000	2,802,592
Kinetek, Inc., Series D, 10.75%, 11/15/2006	2,052,000	1,969,920
Metaldyne Corp., 144A, 11.0%, 11/1/2013 (b)	470,000	423,000
Millennium America, Inc., 9.25%, 6/15/2008	2,346,000	2,516,085
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	1,180,000	1,298,000
Ship Finance International Ltd., 8.5%, 12/15/2013	1,062,000	1,012,883
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	526,000	464,195
10.375%, 7/1/2012	2,001,000	2,011,005
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	829,000	922,263
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	1,680,000	1,545,600
Xerox Capital Trust I, 8.0%, 2/1/2027	845,000	870,350
		44,027,651
Information Technology 3.0%
Activant Solutions, Inc.:
144A, 10.054%**, 4/1/2010	190,000	194,275
10.5%, 6/15/2011	1,236,000	1,316,340
Eschelon Operating Co., 8.375%, 3/15/2010	882,000	820,260
L-3 Communications Corp., 144A, 6.375%, 10/15/2015	530,000	523,375
Lucent Technologies, Inc., 6.45%, 3/15/2029	2,579,000	2,205,045
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (b)	1,738,000	1,625,030
10.375%, 1/15/2010	2,207,000	2,416,665
Securus Technologies, Inc., 11.0%, 9/1/2011	781,000	671,660
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	1,500,000	1,486,875
Viasystems, Inc., 10.5%, 1/15/2011	390,000	372,450
		11,631,975
Materials 10.5%
ARCO Chemical Co., 9.8%, 2/1/2020	3,542,000	3,949,330
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	2,260,000	1,062,200
Caraustar Industries, Inc., 9.875%, 4/1/2011	2,561,000	2,509,780
Constar International, Inc.:
7.165%**, 2/15/2012	599,000	548,085
11.0%, 12/1/2012 (b)	485,000	276,450
Dayton Superior Corp.:
10.75%, 9/15/2008	888,000	861,360
13.0%, 6/15/2009 (b)	1,445,000	1,000,663
Edgen Acquisition Corp., 9.875%, 2/1/2011	468,000	468,000
GEO Specialty Chemicals, Inc., 12.004%**, 12/31/2009	1,650,000	1,544,813
Georgia-Pacific Corp.:
8.0%, 1/15/2024	2,267,000	2,414,355
9.375%, 2/1/2013	1,712,000	1,887,480
Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	1,472,000	1,633,920
Huntsman International LLC, 10.125%, 7/1/2009 EUR	316,000	391,965
Huntsman LLC, 11.625%, 10/15/2010	2,025,000	2,293,313
IMC Global, Inc.:
7.375%, 8/1/2018	380,000	385,700
10.875%, 8/1/2013	1,810,000	2,099,600
Intermet Corp.:
144A, 7.75%, 3/31/2009	2,000,000	1,995,000
9.75%, 6/15/2009*	160,000	52,800
International Steel Group, Inc., 6.5%, 4/15/2014	710,000	697,575
MMI Products, Inc., Series B, 11.25%, 4/15/2007	1,365,000	1,262,625
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	2,615,000	2,889,575
144A, 13.0%, 9/30/2013	929,254	931,577
NewPage Corp., 9.943%**, 5/1/2012	1,035,000	952,200
Omnova Solutions, Inc., 11.25%, 6/1/2010	2,212,000	2,333,660
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	610,000	654,225
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,775,993	150,959
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	5
Portola Packaging, Inc., 8.25%, 2/1/2012 (b)	1,020,000	663,000
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	232,000	248,240
TriMas Corp., 9.875%, 6/15/2012	2,633,000	2,132,730
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	754,000	655,980
United States Steel Corp., 9.75%, 5/15/2010	1,662,000	1,811,580
		40,758,745
Telecommunication Services 6.1%
AirGate PCS, Inc., 7.9%**, 10/15/2011	571,000	585,275
American Cellular Corp., Series B, 10.0%, 8/1/2011	565,000	610,200
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,394,000	1,453,245
8.375%, 1/15/2014	1,518,000	1,476,255
Dobson Communications Corp., 8.875%, 10/1/2013	70,000	68,425
Insight Midwest LP, 9.75%, 10/1/2009	529,000	544,870
LCI International, Inc., 7.25%, 6/15/2007	1,405,000	1,387,437
Level 3 Financing, Inc., 10.75%, 10/15/2011	235,000	199,750
MCI, Inc., 8.735%, 5/1/2014	3,161,000	3,500,807
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	5,045,000	5,339,916
Nextel Partners, Inc., 8.125%, 7/1/2011	829,000	884,958
Qwest Corp.:
144A, 7.12%**, 6/15/2013	375,000	395,625
7.25%, 9/15/2025	1,020,000	963,900
Qwest Services Corp.:
13.5%, 12/15/2010	3,043,000	3,476,627
14.0%, 12/15/2014	407,000	492,979
Rural Cellular Corp., 9.875%, 2/1/2010	45,000	46,800
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	433,000	390,783
Triton PCS, Inc., 8.5%, 6/1/2013	142,000	132,770
Ubiquitel Operating Co., 9.875%, 3/1/2011	516,000	563,730
US Unwired, Inc., Series B, 10.0%, 6/15/2012	1,039,000	1,181,862
		23,696,214
Utilities 6.3%
AES Corp., 144A, 8.75%, 5/15/2013	2,798,000	3,022,886
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	3,469,000	3,833,245
Calpine Generating Co., 13.216%**, 4/1/2011 (b)	1,190,000	1,109,675
CMS Energy Corp.:
8.5%, 4/15/2011	1,500,000	1,638,750
9.875%, 10/15/2007	2,045,000	2,198,375
DPL, Inc., 6.875%, 9/1/2011	506,000	536,360
Mission Energy Holding Co., 13.5%, 7/15/2008	4,020,000	4,653,150
NorthWestern Corp., 5.875%, 11/1/2014	344,000	340,831
NRG Energy, Inc., 8.0%, 12/15/2013	2,351,000	2,562,590
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	3,855,000	4,239,977
		24,135,839
Total Corporate Bonds (Cost $306,945,482)		299,907,246

Foreign Bonds — US$ Denominated 14.5%
Consumer Discretionary 2.2%
Iesy Repository GmbH, 144A, 10.375%, 2/15/2015	320,000	332,000
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	2,165,000	2,376,087
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	1,400,000	1,506,750
Shaw Communications, Inc., 8.25%, 4/11/2010	1,851,000	1,994,453
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,725,000	1,371,375
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	940,000	836,600
		8,417,265
Energy 2.4%
Luscar Coal Ltd., 9.75%, 10/15/2011	1,666,000	1,795,115
OAO Gazprom, 144A, 9.625%, 3/1/2013	1,760,000	2,114,200
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	4,291,699	4,742,327
Secunda International Ltd., 12.15%**, 9/1/2012	734,000	763,360
		9,415,002
Financials 1.3%
Conproca SA de CV, 12.0%, 6/16/2010	865,000	1,057,463
Doral Financial Corp., 5.004%**, 7/20/2007	1,640,000	1,468,723
Eircom Funding, 8.25%, 8/15/2013	908,000	978,370
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	836,000	555,940
Telecom Personal SA, 1.89%, 10/15/2011	1,000,000	993,750
		5,054,246
Health Care 0.3%
Biovail Corp., 7.875%, 4/1/2010	990,000	1,020,938
Industrials 2.3%
CP Ships Ltd., 10.375%, 7/15/2012	1,328,000	1,500,640
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	1,085,000	1,177,225
10.25%, 6/15/2007	2,666,000	2,825,960
12.5%, 6/15/2012	944,000	1,090,320
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	990,000	1,133,550
LeGrand SA, 8.5%, 2/15/2025	756,000	899,640
Stena AB, 9.625%, 12/1/2012	348,000	375,840
Supercanal Holding SA, Series REG S, 11.5%, 5/15/2005*	464,000	69,600
		9,072,775
Materials 3.0%
Cascades, Inc., 7.25%, 2/15/2013	1,940,000	1,726,600
Crown Euro Holdings SA, 10.875%, 3/1/2013	155,000	182,512
ISPAT Inland ULC, 9.75%, 4/1/2014	1,513,000	1,709,690
Rhodia SA, 8.875%, 6/1/2011 (b)	2,810,000	2,655,450
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	30,000	31,875
Tembec Industries, Inc.:
8.5%, 2/1/2011 (b)	4,843,000	3,075,305
8.625%, 6/30/2009 (b)	3,090,000	2,085,750
		11,467,182
Sovereign Bonds 0.5%
Federative Republic of Brazil, 8.875%, 10/14/2019	535,000	564,425
Republic of Argentina, 8.28%, 12/31/2033 (PIK)	1,380,926	1,342,950
Republic of Turkey, 7.25%, 3/15/2015	10,000	10,388
Republic of Venezuela, 10.75%, 9/19/2013	25,000	30,500
		1,948,263
Telecommunication Services 2.5%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	1,215,000	1,151,212
Embratel, Series B, 11.0%, 12/15/2008	754,000	853,905
Global Crossing UK Finance, 10.75%, 12/15/2014	1,019,000	901,815
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	179,000	151,031
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	613,000	620,663
Millicom International Cellular SA, 10.0%, 12/1/2013	1,230,000	1,266,900
Mobifon Holdings BV, 12.5%, 7/31/2010	2,016,000	2,358,720
Nortel Networks Ltd., 6.125%, 2/15/2006	2,570,000	2,563,575
		9,867,821
Total Foreign Bonds — US$ Denominated (Cost $57,924,484)		56,263,492

Foreign Bonds — Non US$ Denominated 1.2%
Consumer Discretionary 0.3%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	780,000	930,117
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	157,000	178,279
		1,108,396
Industrials 0.2%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	722,000	765,774
Sovereign Bonds 0.7%
Mexican Bonds, Series MI-10, 8.0%, 12/19/2013 MXN	10,677,000	937,968
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	1,785,738	2,059,863
		2,997,831
Total Foreign Bonds — Non US$ Denominated (Cost $4,743,523)		4,872,001

Asset Backed 0.3%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007 (Cost $1,000,000)	1,000,000	1,028,600

Convertible Bond 0.7%
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	1,525,000	1,509,750
144A, Series EURO, 7.5%, 9/25/2006	1,090,000	1,079,100
Total Convertible Bond (Cost $2,589,465)		2,588,850
	Shares	Value ($)

Preferred Stock 0.3%
Paxson Communications Corp., 14.25% (PIK) (Cost $1,334,576)	162	1,106,055
	Principal Amount ($)(a)	Value ($)

Loan Participation 0.2%
Intermet Corp., LIBOR plus 4.250%, 8.510%**, 3/31/2009 (Cost $960,081)	1,000,000	997,500
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A*	648	7
DeCrane Aircraft Holdings, Inc., 144A*	1,230	0
McLeod USA, Inc.*	1	0
TravelCenters of America, Inc.*	2,155	269
Total Warrants (Cost $12,582)		276

	Units	Value ($)

Other Investments 0.3%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	1,524,000	1,104,900
SpinCycle, Inc., (Common Stock Unit)	2,283	2,511
SpinCycle, Inc., "F" (Common Stock Unit)	16	18
Total Other Investments (Cost $1,101,154)		1,107,429
	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	2,211	1,106
GEO Specialty Chemicals, Inc.*	18,710	84,195
GEO Specialty Chemicals, Inc., 144A*	1,703	7,663
IMPSAT Fiber Networks, Inc.*	16,780	121,152
Total Common Stocks (Cost $1,192,765)		214,116
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 0.4%
US Treasury Bond, 5.375%, 2/15/2031 (Cost $1,566,822)	1,420,000	1,548,687
	Shares	Value ($)

Securities Lending Collateral 5.9%
Scudder Daily Assets Institutional Fund, 3.89% (c) (d) (Cost $22,960,490)	22,960,490	22,960,490

Cash Equivalents 1.8%
Scudder Cash Management QP Trust 3.83% (e) (Cost $6,786,731)	6,786,731	6,786,731
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $409,118,155)+	103.2	399,381,473
Other Assets and Liabilities, Net	(3.2)	(12,321,026)
Net Assets	100.0	387,060,447

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon (%)	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625	8/1/2008	823,000	USD	685,797	839,460
Eaton Vance Corp. CDO II	13.68	7/15/2012	2,037,287	USD	2,037,287	—
Grupo Iusacell Sa de CV	10.0	7/15/2004	179,000	USD	110,815	151,031
Intermet Corp.	9.75	6/15/2009	160,000	USD	70,772	52,800
Oxford Automotive, Inc.	12.0	10/15/2010	1,775,993	USD	171,105	150,959
Supercanal Holding SA	11.5	5/15/2005	464,000	USD	281,627	69,600
					3,357,403	1,263,850

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2005.

+ The cost for federal income tax purposes was $410,295,592. At October 31, 2005, net unrealized depreciation for all securities based on tax cost was $10,914,119. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,559,467 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,473,586.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $22,686,228, which is 5.9% of net assets.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.

(e) Scudder Cash Management QP Trust, is managed by Deutsche Investment Management Americas Inc. The rates shown are the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: London InterBank Offer Rate

PIK: Denotes that all or a portion of the income is paid in kind.

Currency Abbreviations
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $379,370,934) including $22,686,228 of securities loaned	$ 369,634,252
Investment in Scudder Daily Assets Fund Institutional (cost $22,960,490)*	22,960,490
Investment in Scudder Cash Management QP Trust, at value (cost $6,786,731)	6,786,731
Total investment in securities, at value (cost $409,118,155)	399,381,473
Foreign currency, at value (cost $66,765)	66,916
Receivable for investments sold	3,877,929
Interest receivable	8,684,612
Receivable for Fund shares sold	1,550,309
Net receivable on closed forward foreign currency exchange contracts	35,475
Unrealized appreciation on forward foreign currency exchange contracts	304,626
Other assets	59,617
Total assets	413,960,957
Liabilities
Due to custodian bank	449,612
Dividends payable	490,086
Payable for investments purchased	2,129,615
Payable upon return of securities loaned	22,960,490
Payable for Fund shares redeemed	386,714
Unrealized depreciation on forward foreign currency exchange contracts	49,603
Accrued management fee	108,370
Other accrued expenses and payables	326,020
Total liabilities	26,900,510
Net assets, at value	$ 387,060,447
Net Assets
Net assets consist of: Undistributed net investment income	1,257,417
Net unrealized appreciation (depreciation) on: Investments	(9,736,682)
Foreign currency related transactions	253,375
Accumulated net realized gain (loss)	(86,182,718)
Paid-in capital	481,469,055
Net assets, at value	$ 387,060,447

The accompanying notes are an integral part of the financial statements.

* Represents collateral on securities loaned.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price(a) per share ($24,214,492 ÷ 3,196,364 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.58
Maximum offering price per share (100 ÷ 95.50 of $7.58)	$ 7.94

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,881,446 ÷ 908,162 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.58

Class C

Net Asset Value, offering and redemption price(a) per share (subject to contingent deferred sales charge) ($9,299,575 ÷ 1,227,510 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.58

Investment Class

Net Asset Value, offering and redemption price(a) per share ($90,850,357 ÷ 11,984,989 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.58
Class AARP Net Asset Value, offering and redemption price(a) per share ($63,283,693 ÷ 8,354,456 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.57
Class S Net Asset Value, offering and redemption price(a) per share ($130,749,533 ÷ 17,259,832 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.58

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($43,640,059 ÷ 5,758,911 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.58
Premier Class Net Asset Value, offering and redemption price(a) per share ($18,141,292 ÷ 2,396,459 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.57

The accompanying notes are an integral part of the financial statements.

(a) Redemption price per share for shares held less than 60 days is equal to net asset value less a 2% redemption fee.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Interest	$ 21,395,091
Interest — Scudder Cash Management QP Trust	183,393
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	190,011
Dividends	172,327
Total Income	21,940,822
Expenses: Management fee	1,267,168
Administrative service fee	358,710
Custodian fees	53,979
Distribution and shareholder servicing fees	275,616
Auditing	55,212
Legal	44,416
Trustees' fees and expenses	12,576
Reports to shareholders	93,485
Registration fees	83,141
Interest expense	1,557
Other	91,774
Total expenses, before expense reductions	2,337,634
Expense reductions	(510,880)
Total expenses, after expense reductions	1,826,754
Net investment income	20,114,068
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,213,884
In-kind redemption	469,153
Foreign currency related transactions	177,137
1,860,174
Net unrealized appreciation (depreciation) during the period on: Investments	(2,774,751)
Foreign currency related transactions	355,621
(2,419,130)
Net gain (loss) on investment transactions	(558,956)
Net increase (decrease) in net assets resulting from operations	$ 19,555,112

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income	$ 20,114,068	$ 26,528,598
Net realized gain (loss) on investment transactions	1,860,174	28,455,205
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,419,130)	(16,163,254)
Net increase (decrease) in net assets resulting from operations	19,555,112	38,820,549
Distributions to shareholders from: Net investment income: Class A	(914,162)	—
Class B	(237,859)	—
Class C	(310,321)	—
Investment Class	(6,058,012)	(2,326,472)
Class AARP	(2,261,464)	—
Class S	(4,782,412)	—
Institutional Class	(2,889,113)	(2,052,121)
Premier Class	(2,099,061)	(21,235,908)
Net realized gains: Investment Class	(119,267)	—
Institutional Class	(54,301)	—
Premier Class	(42,171)	—
Fund share transactions: Proceeds from shares sold	114,166,831	87,104,873
Net assets acquired in tax-free reorganization	230,696,533	—
Reinvestment of distributions	14,849,918	23,778,394
Cost of shares redeemed	(83,753,676)	(86,074,061)
In-Kind redemption	(11,311,811)	(291,253,065)
Redemption fees	97,674	45,148
Net increase (decrease) in net assets from Fund share transactions	264,745,469	(266,398,711)
Increase (decrease) in net assets	264,532,438	(253,192,663)
Net assets at beginning of period	122,528,009	375,720,672
Net assets at end of period (including undistributed net investment income of $1,257,417 and $323,062, respectively)	$ 387,060,447	$ 122,528,009

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.46
Income (loss) from investment operations: Net investment income[b]	.28
Net realized and unrealized gain (loss) on investment transactions	.11
Total from investment operations	.39
Less distributions from: Net investment income	(.27)
Redemption fees	.00***
Net asset value, end of period	$ 7.58
Total Return (%)[c]	5.23**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24
Ratio of expenses before expense reductions (%)	1.10*
Ratio of expenses after expense reductions (%)	.93*
Ratio of net investment income (%)	7.77*
Portfolio turnover rate (%)	109[d]

[a] For the period May 16, 2005 (commencement of operations of Class A shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges. Total returns would have been lower had certain operating expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.46
Income (loss) from investment operations: Net investment income[b]	.25
Net realized and unrealized gain (loss) on investment transactions	.11
Total from investment operations	.36
Less distributions from: Net investment income	(.24)
Redemption fees	.00***
Net asset value, end of period	$ 7.58
Total Return (%)[c]	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7
Ratio of expenses before expense reductions (%)	1.86*
Ratio of expenses after expense reductions (%)	1.69*
Ratio of net investment income (%)	7.01*
Portfolio turnover rate (%)	109[d]

[a] For the period May 16, 2005 (commencement of operations of Class B shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges. Total returns would have been lower had certain operating expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.46
Income (loss) from investment operations: Net investment income[b]	.25
Net realized and unrealized gain (loss) on investment transactions	.11
Total from investment operations	.36
Less distributions from: Net investment income	(.24)
Redemption fees	.00***
Net asset value, end of period	$ 7.58
Total Return (%)[c]	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9
Ratio of expenses before expense reductions (%)	1.86*
Ratio of expenses after expense reductions (%)	1.69*
Ratio of net investment income (%)	7.01*
Portfolio turnover rate (%)	109[d]

[a] For the period May 16, 2005 (commencement of operations of Class C shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges. Total returns would have been lower had certain operating expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.76	$ 7.42	$ 6.32	$ 7.24	$ 8.23
Income (loss) from investment operations: Net investment income	.61[a]	.62[a]	.65[a]	.71[a]	.94
Net realized and unrealized gain (loss) on investment transactions	(.19)	.31	1.09	(.92)	(.91)
Total from investment operations	.42	.93	1.74	(.21)	.03
Less distributions from: Net investment income	(.59)	(.59)	(.64)	(.71)	(.96)
Net realized gains on investment transactions	(.01)	—	—	—	(.06)
Total distributions	(.60)	(.59)	(.64)	(.71)	(1.02)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 7.58	$ 7.76	$ 7.42	$ 6.32	$ 7.24
Total Return (%)[b]	5.69	12.86	28.59	(3.21)	.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	91	55	10	4	5
Ratio of expenses before expense reductions (%)	1.01	.92	.88	.95	1.11
Ratio of expenses after expense reductions (%)	.80	.79	.72	.90	.90
Ratio of net investment income (%)	7.83	8.13	9.38	10.25	12.12
Portfolio turnover rate (%)	109[c]	152[c]	143	132	175[c]

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Class AARP
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.46
Income (loss) from investment operations: Net investment income[b]	.29
Net realized and unrealized gain (loss) on investment transactions	.10
Total from investment operations	.39
Less distributions from: Net investment income	(.28)
Redemption fees	.00***
Net asset value, end of period	$ 7.57
Total Return (%)[c]	5.21**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63
Ratio of expenses before expense reductions (%)	.83*
Ratio of expenses after expense reductions (%)	.66*
Ratio of net investment income (%)	8.04*
Portfolio turnover rate (%)	109[d]

[a] For the period May 16, 2005 (commencement of operations of Class AARP shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain operating expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.46
Income (loss) from investment operations: Net investment income[b]	.29
Net realized and unrealized gain (loss) on investment transactions	.11
Total from investment operations	.40
Less distributions from: Net investment income	(.28)
Redemption fees	.00***
Net asset value, end of period	$ 7.58
Total Return (%)[c]	5.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	131
Ratio of expenses before expense reductions (%)	.83*
Ratio of expenses after expense reductions (%)	.66*
Ratio of net investment income (%)	8.04*
Portfolio turnover rate (%)	109[d]

[a] For the period May 16, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain operating expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.75	$ 7.42	$ 6.32	$ 7.25	$ 8.23
Income (loss) from investment operations: Net investment income	.62[a]	.63[a]	.66[a]	.73[a]	1.01
Net realized and unrealized gain (loss) on investment transactions	(.18)	.31	1.10	(.93)	(.95)
Total from investment operations	.44	.94	1.76	(.20)	.06
Less distributions from: Net investment income	(.60)	(.61)	(.66)	(.73)	(.98)
Net realized gains on investment transactions	(.01)	—	—	—	(.06)
Total distributions	(.61)	(.61)	(.66)	(.73)	(1.04)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 7.58	$ 7.75	$ 7.42	$ 6.32	$ 7.25
Total Return (%)[b]	5.88	13.27	28.76	(3.07)	.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	33	18	18	16
Ratio of expenses before expense reductions (%)	.80	.72	.68	.70	.86
Ratio of expenses after expense reductions (%)	.59	.59	.62	.65	.65
Ratio of net investment income (%)	8.04	8.33	9.48	10.50	12.44
Portfolio turnover rate (%)	109[c]	152[c]	143	132	175[c]

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Premier Class
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.74	$ 7.41	$ 6.32	$ 7.24	$ 8.23
Income (loss) from investment operations: Net investment income	.63[b]	.64[b]	.67[b]	.74[b]	.98
Net realized and unrealized gain (loss) on investment transactions	(.18)	.30	1.09	(.92)	(.92)
Total from investment operations	.45	.94	1.76	(.18)	.06
Less distributions from: Net investment income	(.61)	(.61)	(.67)	(.74)	(.99)
Net realized gains on investment transactions	(.01)	—	—	—	(.06)
Total distributions	(.62)	(.61)	(.67)	(.74)	(1.05)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.57	$ 7.74	$ 7.41	$ 6.32	$ 7.24
Total Return (%)[c]	5.95	13.25	28.95	(2.83)	.68**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	35	347	320	331
Ratio of expenses before expense reductions (%)	.79	.70	.68	.70	.71*
Ratio of expenses after expense reductions (%)	.50	.50	.50	.50	.50*
Ratio of net investment income (%)	8.13	8.42	9.60	10.65	12.53*
Portfolio turnover rate (%)	109[d]	152[d]	143	132	175[d]

[a] For the period from October 31, 2000 (commencement of operations of Premier Class shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Plus Fund (the "Fund") is a diversified series of Scudder MG Investments Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. On May 16, 2005, the Fund commenced offering Class A, B, C AARP and S shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information). Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Short Sales. The Fund may sell securities it does not own in an attempt to profit from an anticipated decline in its value or in order to hedge portfolio positions. The Fund borrows securities to complete the transaction. The Fund maintains collateral with the lender of the securities in the form of cash and/or liquid securities. At October 31, 2005, there were no securities sold short.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $30,300,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($18,000,000) and October 31, 2010 ($12,300,000), the respective expiration dates, whichever occurs first, which maybe subject to certain limitations under Sections 382-383 of the Internal Revenue Code. During the year ended October 31, 2005, the Fund utilized approximately $771,000 of prior year capital loss carryforward.

In addition, the Fund also inherited approximately $54,700,000 of capital losses from its merger with High Income Opportunity Fund (see Note K), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($5,000,000), October 31, 2008 ($12,900,000), October 31, 2009 ($13,300,000), October 31, 2010 ($20,200,000) and October 31, 2011 ($3,300,000), the respective expiration dates. Due to certain limitations imposed by Section 382 of the Internal Revenue Code, approximately $4,900,000 cannot be used by the Fund.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,547,916
Capital loss carryforwards	$ (85,000,000)
Net unrealized appreciation (depreciation) on investments	$ (10,914,119)

In addition, during the year ended October 31, 2005, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 19,552,404	$ 25,614,501
Distributions from long-term capital gains	$ 215,739	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from November 1, 2004 to January 31, 2005, Investment Class and Institutional Class shares imposed a redemption fee of 2% of the total redemption amount on shares redeemed or exchanged within 180 days of buying them, either by purchase or exchange. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund's that have not yet been made. However, based on experience, the Fund's expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income including commitment fees, included in the Statement of Operations, is recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments, US Treasury Obligations and in-kind redemptions) aggregated $320,014,177 and $276,532,953, respectively. Purchase and sales of US Treasury Obligations aggregated $1,566,881 and none, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor and Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. For the period November 1, 2004 through May 15, 2005, the management fee payable under the Investment Advisory Agreement was equal to an annual rate of 0.50% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective May 16, 2005, the Fund pays a monthly investment management fee, based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

Average Daily Net Assets	Fee Rate
First $1 billion	.50%
Next $1.5 billion	.49%
Next $2.5 billion	.48%
Next $5 billion	.47%
Over $10 billion	.46%

In addition, for the period from November 1, 2004 to November 9, 2004, the Advisor agreed to a voluntary fee waiver of 0.13% of average daily net assets. For the period from November 10, 2004 to May 15, 2005, the Advisor agreed to a voluntary fee waiver of 0.25% of average daily net assets. For the period from May 16, 2005 to October 31, 2005, the Advisor agreed to a voluntary fee waiver of 0.17% of average daily net assets.

Accordingly, for the year ended October 31, 2005, the Advisor waived a portion of its fee pursuant to the Management Agreement aggregating $486,071 and the amount imposed aggregated $781,097 which was equivalent to an annual effective rate of 0.31% of the Fund's average daily assets.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives an Administrator Service Fee of 0.19%, 0.20%, 0.20%, 0.17%, 0.17%, 0.12%, 0.12% and 0.10% of the average daily net assets for Class A, B, C, AARP, S, Investment Class, Institutional Class and Premier Class shares, respectively, of the average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 23,062	$ —	$ 1,872
Class B	7,044	—	557
Class C	9,174	—	835
Class AARP	49,130	—	4,880
Class S	103,816	—	10,102
Investment Class	95,211	—	9,222
Institutional Class	44,381	—	4,373
Premier Class	26,892	18,270	—
	$ 358,710	$ 18,270	$ 31,841

For the year ended October 31, 2005, the Advisor and Administrator have agreed to contractually waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.07%
Class B	1.83%
Class C	1.83%
Class AARP	.80%
Class S	.80%
Investment Class	.90%
Institutional Class	.65%
Premier Class	.50%

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent, for which it is compensated through the Administrator Service Fee Agreement. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 26,414	$ 4,470
Class C	34,402	5,243
	$ 60,816	$ 9,713

In addition, SDI or an affiliate provides information and administrative services ("Shareholder Servicing Fee") to Class A, B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI or an affiliate in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 30,345	$ 9,022.25%
Class B	8,805	2,357.25%
Class C	11,467	3,058.25%
Investment Class	164,183	49,064.21%
	$ 214,800	$ 63,501

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2005 aggregated $4,098.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, there is no CDSC for Class B and Class C. A deferred sales charge of up to .85% is assessed on certain redemptions of Class A.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $14,120, of which $4,800 is unpaid at October 31, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $4,630, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended October 31, 2005, the custodian agent fee was reduced by $1,909 for custodian credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	347,954	$ 2,675,765	—	$ —
Class B*	37,964	291,002	—	—
Class C*	228,807	1,758,282	—	—
Class AARP*	1,040,451	7,990,870	—	—
Class S*	1,649,971	12,628,957	—	—
Investment Class	7,908,772	61,461,796	6,633,576	50,417,857
Institutional Class	2,737,466	21,198,289	2,797,433	21,051,195
Premier Class	802,887	6,161,870	2,093,722	15,635,821
		$ 114,166,831		$ 87,104,873
Shares issued in tax-free reorganization**
Class A	3,582,939	$ 26,728,798	—	$ —
Class B	1,049,444	7,828,945	—	—
Class C	1,277,108	9,527,144	—	—
Class AARP	8,189,097	61,089,308	—	—
Class S	16,825,456	125,522,338	—	—
		$ 230,696,533		$
Shares issued to shareholders in reinvestment of distributions
Class A*	61,089	$ 468,953	—	$ —
Class B*	13,662	104,911	—	—
Class C*	18,004	138,269	—	—
Class AARP*	138,965	1,066,763	—	—
Class S*	390,161	2,995,310	—	—
Investment Class	739,228	5,715,228	279,628	2,117,200
Institutional Class	316,312	2,445,202	210,220	1,590,383
Premier Class	247,409	1,915,282	2,655,365	20,070,811
		$ 14,849,918		$ 23,778,394
Shares redeemed
Class A*	(795,618)	$ (6,123,227)	—	$ —
Class B*	(192,908)	(1,481,556)	—	—
Class C*	(296,409)	(2,267,317)	—	—
Class AARP*	(1,014,057)	(7,729,129)	—	—
Class S*	(1,605,756)	(12,304,684)	—	—
Investment Class	(3,697,762)	(28,590,855)	(1,287,882)	(9,606,411)
Institutional Class	(1,502,204)	(11,544,112)	(1,247,160)	(9,273,427)
Premier Class	(1,796,351)	(13,712,796)	(8,975,428)	(67,194,223)
		$ (83,753,676)		$ (86,074,061)
In-Kind Redemption
Premier Class	(1,422,869)	$ (11,311,811)	(38,054,934)	$ (291,253,065)
		$ (11,311,811)		$ (291,253,065)
Redemption fees		$ 97,674		$ —
Net increase (decrease)
Class A*	3,196,364	$ 23,750,599	—	$ —
Class B*	908,162	6,743,343	—	—
Class C*	1,227,510	9,156,378	—	—
Class AARP*	8,354,456	62,419,285	—	—
Class S*	17,259,832	128,843,983	—	—
Investment Class	4,950,238	38,677,192	5,625,322	42,906,365
Institutional Class	1,551,574	12,102,144	1,760,493	13,371,589
Premier Class	(2,168,924)	(16,947,455)	(42,281,275)	(322,761,480)
		$ 264,745,469		$ (266,398,711)

* For the period May 16, 2005 (commencement of operations of Class A, B, C, AARP and S shares) to October 31, 2005.

** On May 16, 2005 the Scuder High Income Opportunity Fund was acquired by the Fund through a tax-free reorganization.

G. Forward Foreign Currency Exchange Contracts

As of October 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US $)
USD	190,641	MXN	2,087,100	11/10/2005	2,587
EUR	233,325	USD	283,177	11/16/2005	3,308
EUR	4,191,915	USD	5,309,582	11/18/2005	280,781
EUR	148,374	USD	182,467	11/18/2005	4,475
EUR	159,367	USD	193,378	11/18/2005	2,200
EUR	183,747	USD	224,960	11/18/2005	4,540
USD	942,045	EUR	786,586	11/18/2005	1,554
EUR	98,397	USD	123,020	1/12/2006	4,619
EUR	57,613	USD	69,888	1/12/2006	562
Total unrealized appreciation					304,626
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US $)
MXN	12,731,594	USD	1,129,218	11/10/2005	(49,503)
EUR	45,085	USD	54,151	1/12/2006	(100)
Total unrealized depreciation					(49,603)
Currency Abbreviations
EUR	Euro	USD	US Dollars
MXN	Mexican Peso

H. Credit Facility

The Fund had a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Fleet National Bank not to exceed $25 million at any one time and which was available until October 13, 2005. Effective October 13, 2005, the Fund has a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Bank of America, N.A. not to exceed $35 million at any one time which is available until October 12, 2006. The Fund may borrow up to a maximum of 20% of its net assets under the agreement. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended October 31, 2005 was $1,563,636 with a weighted average interest rate of 3.432%. At October 31, 2005, there were no loans outstanding.

I. In-Kind Redemption

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their cost; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2005, the Fund realized $469,153 of net gain.

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

K. Acquisition of Assets

On May 16, 2005, the Fund acquired all of the net assets of Scudder High Income Opportunity Fund pursuant to a plan of reorganization approved by shareholders on April 26, 2005. The acquisition was accomplished by a tax-free exchange of 2,971,179 Class A shares, 870,646 Class B shares, 1,058,816 Class C shares, 13,955,737 Class S shares and 6,744,387 Class AARP shares of Scudder High Income Opportunity Fund, respectively, for 3,582,939 Class A shares, 1,049,444 Class B shares, 1,277,108 Class C shares, 16,825,456 Class S shares and 8,189,097 Class AARP shares of Scudder High Income Opportunity Fund, respectively, outstanding on May 16, 2005. Scudder High Income Opportunity Fund's net assets at that date of $230,696,533, including $10,096,957 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $136,442,037. The combined net assets of the Fund immediately following the acquisition were $367,138,570.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder MG Investments Trust and Shareholders of Scudder High Income Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder High Income Plus Fund (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 30, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

For federal income tax purposes, the Fund designates approximately $172,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Taxpayers filing on a calendar year basis will receive tax information for the 2005 calendar year after year end.

Investment Management Agreement Approval

The Board of Trustees of the Scudder MG Investments Trust approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") for investment advisory services for the Scudder High Income Plus Fund (the "Fund") in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of the Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund (Institutional Class shares) was higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar Funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Institutional Class shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's (Institutional Class shares) performance was in the 1st quartile of the applicable Lipper universe. The Board also observed that, on a gross return basis, the Fund outperformed its benchmark in the one- and three-year periods and underperformed its benchmark in the five-year period. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004 )

		54
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	51
Martin J. Gruber 7/15/37 Trustee since 2002

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		51
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005)	51
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy 9/3/46 Trustee since 1993	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder MG Investments Trust of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGHAX	SGHBX	SGHCX
CUSIP Number	81116P 527	81116P 519	81116P 493
Fund Number	416	616	716

For shareholders of Investment, Institutional and Premier Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Investment Class	Institutional Class	Premier Class
Nasdaq Symbol	MGHVX	MGHYX	MGHPX
CUSIP Number	81116P 659	81116P 667	81116P 642
Fund Number	824	596	556

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGHTX	SGHSX
Fund Number	200	100
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder MG Investments Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Graham E. Jones. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER HIGH INCOME PLUS FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

             Services that the Fund's Independent Registered Public
                       Accounting Firm Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005             $46,250            $225               $0               $0
--------------------------------------------------------------------------------
2004             $45,300            $185             $6,635             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

             Services that the Fund's Independent Registered Public
            Accounting Firm Billed to the Adviser and Affiliated Fund
                                Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                   $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                   $453,907                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed-upon procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005              $0          $197,605             $104,635         $302,240
--------------------------------------------------------------------------------
2004            $6,635           $0               $1,153,767       $1,160,402
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Plus Fund, a series of
                                    Scudder MG Investments Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Plus Fund, a series of
                                    Scudder MG Investments Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006